SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 6, 2003




                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

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                   Delaware                                     0-22268                           33-0371079
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         (State or other jurisdiction                    (Commission File No.)                 (I.R.S. Employer
               of incorporation)                                                             Identification No.)


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                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (909) 943-6007

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Item 5.  Other Events.

     National RV Holdings, Inc. announced today the promotion of Jay Howard to President of its Country Coach subsidiary. Mr. Howard, who served as Country Coach's Executive Vice President since February of this year and as a consultant previously, fills the seat of Country Coach founder Bob Lee. Mr. Lee, a director of National RV Holdings, will return to his capacity as CEO of Country Coach.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     NATIONAL R.V. HOLDINGS, INC.



                                     By:      /s/ Mark D. Andersen
                                                  Mark D. Andersen
                                                  Chief Financial Officer



Date:  October 6, 2003